UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 20, 2017

On Deck Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1400 Broadway, 25th Floor
New York, New York 10018
(Address of principal executive offices, including ZIP code)
(888) 269-4246
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On March 20, 2017, the Board of Directors (the “Board”) of On Deck Capital, Inc. (the “Company”) increased the size of the Board from eight to nine members and elected James A. Rosenthal as a director of the Company, effective April 3, 2017. Effective April 3, 2017, Mr. Rosenthal will also serve on the Board's Risk Management Committee and Compensation Committee. To accommodate the addition of Mr. Rosenthal to those committees, the size of the Risk Management Committee will be expanded from four to five members and the size of the Compensation Committee will be expanded from three to four members.
Mr. Rosenthal will be entitled to receive compensation for his Board and committee service in accordance with the Company's standard compensation arrangements for non-employee directors, which are described under the caption “Outside Director Compensation Policy” in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2016. Such compensation may be adjusted by the Board from time to time.
Mr. Rosenthal will enter into the Company's standard form of indemnification agreement and will be entitled to the indemnification rights granted to the Company's directors, which are described under the caption “Limitation on Liability and Indemnification Matters” in the Company's definitive proxy statement on Schedule 14A filed with the SEC on March 27, 2015.
There are no transactions in which Mr. Rosenthal has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Rosenthal and any other persons pursuant to which he was selected as a director.
A copy of the Company's March 20, 2017 press release announcing the election of Mr. Rosenthal is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information set forth in the press release shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated March 20, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2017	On Deck Capital, Inc.

/s/ Cory R. Kampfer
Cory R. Kampfer Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 20, 2017.